Exhibit 99.1
 PROFESSIONAL DIVERSITY NETWORKTechnology-Driven Solution For a Diverse Workforce  www.prodivnet.com

 SAFE HARBOR  Notice Regarding Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding Professional Diversity Network’s (“PDN” or the “Company”) expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10K and filings with the Securities and Exchange Commission (the “SEC”). Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. These risk factors are listed from time to time in PDN’s SEC filings, including but not limited to its Annual Report on Form 10-K filed on March 31, 2015. Forward looking statements speak only as of the date they were made, and PDN does not assume any obligation to publicly update or revise any forward-looking statements for any reason.    2

 Founded in 2003, headquartered in ChicagoDiversity Recruitment and Compliance Resource providing online relationship recruitment and affinity networking12.6 million users with 530,000 new registered users in June 2015  WHO WE ARE  Financial Data As of June 30, 2015  3  Ticker:  NASDAQ: IPDN  Shares Outstanding  14.7 million  Key Management Ownership   54.4%

DIVERSITY RECRUITMENT KEY PERFORMANCE INDICATORS


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- 5.7 Million Professional Diversity Network Users
- 7 million TCPA Opt-In Job Seekers
- Over 700,000 NAPW members
- Over 35,000 in-bound calls from jobs seekers conducted weekly
- Eight affinity networking communities
- Extensive and growing diverse talent pool
- Premiere diversity recruitment resource to leading employers
- Serving employers who are subject to EEOC, Affirmative Action and OFCCP Regulations mandating a diverse workforce

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WHY INVEST IN PDN

- Balance sheet supported by $5.8 million in cash and short-term investments and over $52.2 million of stockholders' equity, gross profit margins of over 80% as of March 31, 2015
- We believe PDN is uniquely positioned to be the leading resource to reach and recruit diverse talent among the audience of almost 72MM women and 55MM diverse Americans in the US workforce*
- Intensifying regulations to hire diverse candidates have increased employers' need for diversity recruitment outreach and hiring
- Increasing momentum: $10.3 million in unaudited sales bookings in the second quarter of 2015, versus $1.2 million during the second quarter of 2014
- Registered users during in the first half of 2015 increased 44%, with over 5.7MM users in our user base and over 700,000 in our NAPW database
- Proprietary technology now increasing web traffic, job seeker applications and operating efficiencies
- Currently providing diversity recruitment services for some of the nation's largest employers

Professional Diversity Network

* *Source: Catalyst.org*

5

84% GROSS PROFIT MARGIN Q1 2015

ONLINE DIVERSITY RECRUITMENT

- Job Postings
- Online Recruitment Advertising
- Diversity Recruitment Compliance Services
- Career Fairs

NAPW MEMBERSHIP SALES

- Premium NAPW Membership Sales
- NAPW Promotional Services
- NAPW Corporate Sales
- NAPW Events

CAREER ADVISORY SERVICES

- Higher Education Lead Sales
- Data Sales
- Online Advertising

HIRE ADVANTEDGE

- Cost Per Qualified Applicant
- Additional Output of Career Consultation
- More Efficient Than Job Postings

 1. Year ending December 31st of each year2. 2015 data as of June 303. Does not include NAPW membership4. Partner membership included beginning 2013  7  PDN Registered User Growth530,000 New Registered Users June 2015

GROWING DIVERSIFIED REVENUE COMPONENTS OF PROFESSIONAL NETWORKING

- **Digital Diversity Recruitment to Leading Fortune 1,000 Employers**
  - Our direct sales force bookings increased by 792% in Q2 2015 over Q2 2014
- **Premium Memberships for National Association of Professional Women**
  - Over 60,000 members receive enhanced benefits for annual membership fee
- **Education Referrals to Diverse Job Seekers**
  - Career counseling services to over 1 million job seekers annually, resulting in revenue from career and education referrals
- **Diversity Career Networking Events**
  - Producing 30 professional networking events held throughout the country, hosted and managed by our recently acquired Events division
- **Sales of Recruitment Services for Diverse Professional Organizations**
  - PDN operates job boards and distributes job postings and recruitment advertising for numerous diverse professional organizations and websites

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FINANCIAL HIGHLIGHTS

Through March 31, 2015

- Balance sheet supported by $5.8 million in cash and short-term investments over $52.2 million of stockholders' equity
- Gross profit margin of 84% in the first quarter of 2015
- Liquidity position provides resources to support long-term growth strategy
- Successfully completed two acquisitions in 2013 – adding technology strength, product offering breadth, depth and growth of brand awareness
- Acquired NAPW in September 2014 and the assets of Global Outreach Ventures (Noble Voice) in November 2014
- Unaudited booked revenues in the 2nd quarter of 2015 exceeded $10.3 million compared to $1.2 million in the same quarter of 2014
- Large and growing addressable market for diverse talent and professional networking

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 STATEMENT OF OPERATIONS  10    Quarter Ended March 31,(Thousands)    Change(Dollars)  Change(Percent)    2015  2014      Revenues          Recruitment services  $846  $817  29  3.5%  Consumer advertising and consumer  72  421  (349)  (82.9%)  Membership fees and related services  6,789  -  6,789  100.0%  Lead generation revenues  2,759  -  2,759  100.0%  Product sales and other revenue  236  -  236  100.0%  Total revenues  10,702  1,238  9,464  764.5%  Costs and expenses:          Cost of services  1,711  367  1,344  366.2%  Sales and marketing  6,615  796  5,819  731.0%  General and administrative  3,944  536  3,408  635.8%  Depreciation and amortization  935  91  844  927.5%  Total costs and expenses  13,205  1,790  11,415  637.7%  Loss from operations  (2,503)  (552)  (1,951)  (353.4%)  Other income (expense), net  (30)  66  (96)  (145.5%)  Change in fair value of warrant liability   20  44  (24)  (54.5%)  Income tax benefit  970  179  791  441.9%  Net Loss   ($1,543)  ($263)  ($1,280)  (486.7%)

 BALANCE SHEET  11  Other current assets include Incremental direct costs, prepaid license fee, and other prepaid expenses.Other assets include goodwill and intangible assets net of accumulated amortization, merchant reserve, security deposits and other misc. assets.Source: PDN  All Figures in Thousands  As ofMarch 31, 2015  As ofDecember 31, 2014  Assets  $72,699  $74,592   Current Assets  $10,488  $11,845    Cash and Short-Term Investments  $5,812  $6,718    Account Receivables  $2,981   $3,449    Other Current Assets(1)  $1,695  $1,678   Fixed Assets  $788  $875   Other Assets(2)  $61,423  $61,872   Liabilities and Equity  $72,699   $74,592   Liabilities  $20,478  $20,950   Current Liabilities  $18,320  $17,843    Long-Term Liabilities (Deferred taxes and rent)  $2,158  $3,107  Equity  $52,221  $53,642  Common Stock  $127  $127   Paid in Capital  $58,768  $58,646    Accumulated Deficit  ($6,637)  ($5,094)   Treasury Stock  ($37)  ($37)

GROWTH STRATEGY

Accelerating Revenue and Diversifying Client Base

- Grew revenue bookings from $1.2MM in Q2 2014 to $10.3MM in Q2 2015
- Diversified revenues in Q2 2015 with 497 customers utilizing our network and 320 in Q1 2015.
- Launched new products and services
  - HireAdvantEDGE – Sourced and qualified candidate delivery product
  - Corporate professional networking – Providing companies with an NAPW membership for all their female professionals
  - Paid premium memberships – NAPW premium memberships

Operational Excellence

- Implementing significant cost reductions by eliminating redundant functions and non-recurring expenses related to acquisitions
- Recruited leading senior management, including Jorge Perez, recently Senior Vice President of Manpower Group for the Americas
- Built and deployed new cloud-based CRM and networking site for NAPW

Continued Organic and Inorganic Growth

- Mature existing assets
- Leverage existing assets
- Seek additional value-added assets



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 OUR DIVERSITY RECRUITING ECOSYSTEM  13  Nationwide Networking Conferences, Events & Career Fairs   Compliance Suite  Targeted Email Campaigns  Employer Dashboard  Patented Smart Online Resume Builder  Recruitment Media Campaigns  Social Media Platforms  Talent Communities  Sourcing + Text Message Jobs + Applies

PROFESSIONAL DIVERSITY NETWORK AFFINITIES

Pro Able
Disabled Professionals

iHispano
Latino Professionals

Asian Career Network
Asian Professionals

Military 2 Career
Veteran Professionals

Professional Diversity Network

Black Career Network
African American Professionals

Women's Career Channel
Female Professionals

Out Professional Network
LGBT Professionals

Professional Diversity Network

MOBILE AND TABLET FRIENDLY

- One site for every screen provides a consistent experience

GEOGRAPHICALLY AND OCCUPATIONALLY TARGETED

- Culturally relevant recruitment for active and passive candidates
- Promotion of corporate culture of diversity and inclusion
- Connect and network with recruiters and diverse talent

SEMANTIC SEARCHING (EMPLOYER OR SEEKER)

- Advanced analytics to match diverse talent to career opportunities
- Incorporation of location, current trends, word variations and other natural language elements

 MULTICULTURAL AMERICA  Source: Bureau of Labor Statistics’ “The Employment Situation—June 2012”  U.S. Census data estimates that by 2050, 83% of the growth in the working age population will be comprised of new immigrants and their children.   Continuing Population Shift Is Changing The Professional Workforce  15

NATIONAL ASSOCIATION OF PROFESSIONAL WOMEN

Women are projected to make up 51% of the increase in the workforce through 2018 and make the purchasing decisions for themselves and their families

78MM

WOMEN IN LABOR FORCE BY 2018



73%

WHITE COLLAR IN 2013



WOMEN'S MEDIAN EARNINGS **80%** OF MEN'S

8.6MM

WOMEN-OWNED BUSINESSES


OPEN

NAPW Online Networking Site

Connecting Emerging Business Owners and New Customers

Source: Catalyst.org



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 STAR JONESPresident  A well-respected, sought-after commentator and women’s and diversity advocate, Star is a highly accomplished attorney, former NYC prosecutor, entrepreneur, businesswoman, philanthropist, best-selling author and PDN/NAPW President. Star’s guest commentator appearances provide national exposure, promotion and credibility for PDN/NAPW in major broadcast markets and online -- raising awareness of PDN products and services, and creating new demand from potential clients.  As the National Volunteer for the American Heart Association, Star positively impacts the lives of all women by empowering them to take action, stand stronger and join the fight against heart disease.  PDN and NAPW “STAR” POWERSTAR JONES, PRESIDENT  17

 Professional Diversity Network has over 50 Diversity Organizations, Not-for-Profits and Media Partners  STRATEGIC PARTNERSHIPS  ACCESSIBLE.ORG

 Proven Results    “The McGraw-Hill companies have worked with iHispano since 2005 to increase their diversity talent pipeline of candidates, and Professional Diversity Network is our go-to solution to build a diverse work environment.”Peter CastilloSenior Director, Talent Acquisition  Inclusion & Diversity at The McGraw-Hill Companies“Diversity is a core value of The McGraw-Hill Companies, and our commitment to a diverse work environment spans generations. Today, our reputation for integrity, quality and innovation depends on our ability to transform the diverse experiences, perspectives and ideas of our employees into outstanding information services and analysis that meet the financial, education and business needs of our customers worldwide.I believe that we are at our best when the men and women of The McGraw-Hill Companies work and thrive in a dynamic environment where inclusion is encouraged, differences are respected, and diversity is of paramount importance.“Harold McGraw IIIChairman, President and CEO  19

   OUR ACQUISITIONS

 RECENT ACQUISITIONS  CAREER IMPTechnology startup incubated at Carnegie Mellon University delivering leading job matching and online professional networking functionality. Patent protected technologyPSIOnline Virtual Career Fairs and Offline Career Networking EventsNAPWNational Association of Professional Women, over 700,000 members and over 200 Local ChaptersNOBLE VOICEIn-bound career call center processing 35,000 conversations weekly with job seekers

   BOARD OF DIRECTORS

BOARD OF DIRECTORS



Donna Brazile
Managing Director of Brazile & Associates LLC

Donna Brazile is a veteran Democratic political strategist. She is the founder and managing director of Brazile & Associates LLC, a general consulting, grassroots advocacy, and training firm based in Washington, DC. Ms. Brazile also is an adjunct professor at Georgetown University, a syndicated columnist for Universal Uclick, Ms. Magazine, and O, the Oprah Magazine, a television political commentator on ABC and CNN, and the Vice Chair of Voter Registration and Participation at the Democratic National Committee. Previously she served as interim National Chair of the Democratic National Committee and former chair of the DNC's Voting Rights Institute. In 2000, she was the first African-American to manage a presidential campaign while working for Vice President Al Gore.



Randi Zuckerberg
CEO of Zuckerberg Media

Randi Zuckerberg is the founder and CEO of Zuckerberg Media, a digital and traditional media company, and Editor-in-Chief of Dot Complicated, an online community helping us navigate and "untangle" our wired, wonderful lives. Randi recently released her first books with HarperCollins, an adult non-fiction book also titled Dot Complicated, which addresses the multifaceted complications of our socially transparent world, and a children's picture book, titled Dot. She also recently appeared on Broadway in Rock Of Ages as Regina. As an early marketing executive at Facebook, Randi created and ran the social media pioneer's marketing programs. She led the company's U.S. election and international politics strategy and created Facebook's live streaming initiatives during the 2008 Presidential Inauguration. Randi was nominated for an Emmy Award in 2011 for her innovative coverage of the 2010 mid-term elections that integrated online and TV coverage in unique formats.

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BOARD OF DIRECTORS



Star Jones

President and National Spokesperson – Professional Diversity Network

A former Senior Assistant District Attorney for the city of New York, Star Jones previously served as a Legal Correspondent, Analyst and highly sought after Television Personality over the last two decades. From 1997-2006, she was co-host of ABC's hit daytime show The View. For her work in television, Ms. Jones has received nine Emmy nominations. Also an accomplished author, Ms. Jones has written three best-selling books and launched and supported numerous successful businesses. A prolific fundraiser for philanthropic causes, since 2011, Ms. Jones has been the face of the American Heart Association's (AHA) National Go Red efforts as a National Volunteer. Ms. Jones frequently lectures on a variety of topics, including law, politics, race, gender equality, networking, women's empowerment, pop culture, fitness and heart health.



Daniel Marovitz

President of Europe, Earthport PLC

He is the President of Earthport, Europe and a member of the executive team of Earthport PLC, the largest open network for cross border payments. He is a respected web entrepreneur, and banker. He founded of Buzzumi, a software platform that helps consulting and advice-based businesses operate online. From 2007 to 2011, he served as Head of Product Management and member of the board of Deutsche Bank's Global Transaction Bank. Previously, Daniel served as Chief Information Officer for Investment Banking of Deutsche Bank and the Chief Operating Officer of technology from 2002 to 2007. Mr. Marovitz joined Deutsche Bank in 2000 as Managing Director and Chief Operating Officer of the eGCI group at Deutsche Bank. Previously, he was Vice President of Commerce at iVillage, an online women's network from 1998 to 2000. Mr. Marovitz also worked for Gateway 2000 where he served as the head of Gateway.com from 1996 to 1998 and was the co-founder of Gateway's Japanese subsidiary in Tokyo from 1994 to 1996.

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BOARD OF DIRECTORS



Stephen Pemberton

VP & Chief Diversity Officer of Walgreens

Stephen Pemberton is a director. In 2011, he joined Walgreen Co., a retail pharmacy company, as Divisional Vice-President and Chief Diversity Officer. From 2005 to 2010, Mr. Pemberton was Chief Diversity Officer and Vice-President of Diversity and Inclusion at Monster Worldwide.com. Mr. Pemberton is the author of the Best Selling Book, "A Chance In The World" and lectures across the nation on Diversity and Inclusion in the workplace.



Matt B. Proman

Chief Operating Officer – Professional Diversity Network

Matthew B. Proman founded NAPW in October 2007 and served as its Chairman and Chief Executive Officer until merging with PDN in 2014. Mr. Proman's "hands-on," entrepreneurial approach at NAPW includes his day-to-day operational leadership of NAPW's sales, technology and marketing functions. Mr. Proman previously founded and led Cambridge Publishing Co., a publishing company specializing in business-to-business and business-to-consumer networking, from 2002 to 2007. Mr. Proman also devotes considerable time to a variety of charities such as Mount Sinai Hospital in New York City, the National Diabetes Foundation and the Jack Martin Foundation for Terminally Ill Children.



Andrea Sáenz

First Deputy Commissioner at Chicago Public Library

Andrea Sáenz is a director. Since May 2011, she has served as Chief of Staff for the Chicago Public Schools. From August 2010 to May 2011, Ms. Sáenz was Board Resident at the U.S. Department of Education. From July 2006 to August 2010, Ms. Sáenz was executive director for the Hispanic Alliance for Career Enhancement, a nonprofit organization dedicated to the advancement of Latino professionals. Prior to holding that position, she was a fellow at the University of Pennsylvania Fels Institute of Government. Ms. Sáenz began her career at Congreso de Latinos Unidos, an organization focusing on Latino-American communities.

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BOARD OF DIRECTORS



Barry Feierstein

Barry Feierstein is a business consultant who began his career at McKinsey and Company. In additional to his consulting services he was employed at the University of Phoenix, an online institution of higher learning and a wholly owned subsidiary of the Apollo Group from 2010 to 2014, serving as the Chief Business Operating Officer. Prior to that, he served as Executive Vice President of Sales & Marketing for Sallie Mae, a student loan service company, from December 2007 to November 2009, and Senior Vice President of Private Credit Lending at Sallie Mae from January 2007 to December 2007.



James Kirsch

Chief Executive Officer and Chairman of the Board – Professional Diversity Network

James Kirsch has served as our Chief Executive Officer and as a member of our management board since 2008. Mr. Kirsch served as Chief Strategic Officer at AMightyRiver.com, a division of PDN from 2004 to 2008. From 1996 to 2001 Mr. Kirsch was the Chief Executive Officer of eSpecialty Brands, an online retail company. Additionally, Mr. Kirsch served as Chief Executive Officer at iMaternity.com, the ecommerce partner of iVillage.com from 1983 to 1996 and Manager, Vice President and Chief Operating Officer at Dan Howard Industries, a vertically integrated retailer of apparel. Mr. Kirsch served as Mayor Pro-Tem and City Councilman, Chairperson of the Finance Committee and Business Alliance in Highland Park, Illinois from 2001 to 2013.

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 SUMMARY CAPITALIZATION TABLE  27    Shares Outstanding  %  Common Stock  14,673,172  96%  Equity Awards1  358,857  2%  Warrants2  362,500   2%  Fully Diluted Shares Outstanding  15,394,529  100%  1 weighted average exercise price: $3.582 weighted average exercise price: $8.34  Data As of June 30, 2015

SUMMARY

- Balance sheet supported by $5.8 million in cash and short-term investments and over $52.2 million of stockholders' equity, gross profit margins of over 80% as of March 31, 2015
- PDN is uniquely positioned to be the leading resource to reach and recruit diverse talent among the audience of almost 72MM women and 55MM diverse Americans in the US workforce*
- Intensifying regulations to hire diverse candidates has increased employers' need for diversity recruitment outreach and hiring
- Increasing momentum: $10.3 million in unaudited sales bookings in the second quarter of 2015, versus $1.2 million during the second quarter of 2014
- Registered users during the first half of 2015 increased 44%, with over 5.7MM users in our user base and over 700,000 in our NAPW database
- Proprietary technology now increasing web traffic, job seeker applications and operating efficiencies
- Currently providing diversity recruitment services for some of the nations largest employers

Professional Diversity Network

* *Source: Catalyst.org*

28